Exhibit 10.44

THIRD AMENDMENT TO CREDIT AGREEMENT
This Third Amendment to Credit Agreement (this “Amendment”) is made as of this 16 day of December, 2015, among PHYSICIANS REALTY L.P., a Delaware limited partnership (the “Borrower”), PHYSICIANS REALTY TRUST, a Maryland real estate investment trust (the “Parent” together with Borrower, the “Credit Parties”), KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (the “Administrative Agent”) for and behalf of the Lenders (as defined in the Credit Agreement referenced in the recitals below).
WITNESSETH:
WHEREAS, the Credit Parties, Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of September 18, 2014, as amended by that certain First Amendment to Credit Agreement dated as of June 5, 2014, and that certain Second Amendment to Credit Agreement dated as of July 22, 2015 (collectively, the “Credit Agreement”) wherein Administrative Agent and the Lenders agreed to provide a revolving credit facility to Borrower in the aggregate principal amount of up to $750,000,000.00 evidenced by those certain Amended and Restated Notes dated as of July 22, 2015 (collectively, the “Notes”) made by Borrower in favor of each Lender; and
WHEREAS, the Credit Parties, Administrative Agent and the Lenders have agreed to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
1.Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Credit Agreement and other Credit Documents shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

2.Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)	The definition of “Interest Payment Date” is hereby deleted in its entirety and shall be replaced by the following:

““Interest Payment Date” means with respect to (a) any Base Rate Loan and any Adjusted LIBOR Rate Loan, the last Business Day of each calendar month; and (b) any Swingline Loan, the date on which repayment of such Swingline Loan was due.”
3.Representations and Warranties.

(a)	The Credit Parties hereby represent, warrant and covenant with Administrative Agent and the Lenders that, as of the date hereof:

(i)All representations and warranties made in the Credit Agreement and other Credit Documents remain and continue to be true and correct in all material respects, except to the extent that such representations and warranties expressly refer to an earlier date.

(ii)To the knowledge of the Credit Parties, there exists no Default or Event of Default under any of the Credit Documents.

(iii)This Amendment has been duly authorized, executed and delivered by the Credit Parties so as to constitute the legal, valid and binding obligations of each Credit Party, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general equitable principles.

4.General Terms. This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. The Credit Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Credit Agreement, and each of the other Credit Documents, and further acknowledge and agree that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment. Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Credit Document shall be to the Credit Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

5.Illegality. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

6.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
[SIGNATURES ON FOLLOWING PAGE]
It is intended that this Amendment take effect as an instrument under seal as of the date first written above.

BORROWER: PHYSICIANS REALTY L.P., a Delaware limited partnership By: Physicians Realty Trust, as General Partner By: /s/ Jeff Theiler . Jeff Theiler EVP, Chief Financial Officer
PARENT: PHYSICIANS REALTY TRUST, a Maryland real estate investment trust By: /s/ Jeff Theiler . Jeff Theiler EVP, Chief Financial Officer
KEYBANK NATIONAL ASSOCIATION AS ADMINISTRATIVE AGENT ON BEHALF OF THE ISSUING BANK, THE SWINGLINE LENDER, AND EACH LENDER: By: /s/ Laura Conway . Name: Laura Conway Title: Senior Vice President

GUARANTOR CONFIRMATION
The undersigned Guarantor hereby acknowledges and consents to the foregoing Third Amendment to Credit Agreement and acknowledges and agrees that it remains obligated for the various obligations and liabilities of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement as provided for in, and subject to the provisions of, the guaranty provided by the undersigned as set forth in Section 4 of the Credit Agreement

PARENT: PHYSICIANS REALTY TRUST, a Maryland real estate investment trust By: /s/ Jeff Theiler . Jeff Theiler EVP, Chief Financial Officer